Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (the “First Amendment”), dated as of June     , 2005, is to that certain Amended and Restated Credit Agreement dated as of March 9, 2005 (as amended, restated, supplemented and modified from time to time, the “Credit Agreement”; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among IMS HEALTH INCORPORATED, a Delaware corporation (the “Company”), IMS AG, a Swiss corporation (the “Swiss Borrower”), IMS JAPAN K.K., a Japanese corporation (the “Japanese Borrower”; and together with the Company and the Swiss Borrower, each a “Borrower” and collectively, the “Borrowers”), the several banks and other financial institutions identified therein (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders thereunder (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Lenders have established a credit facility for the benefit of the Borrowers pursuant to the terms of the Credit Agreement;

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement by making certain modifications thereto; and

WHEREAS, the Lenders have agreed to the requested amendments to the Credit Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A.                                   Amendments to Credit Agreement.  Subject to the satisfaction of the condition precedent set forth in Paragraph D below, the Credit Agreement is hereby amended in the following respects:

1.                                       Clause (f) in the definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following

(f) all net mark-to-market obligations under Hedging Agreements.

2.                                       Section 4.3(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b)                                 any Extension of Credit to any Foreign Borrower is subject to the receipt by the Administrative Agent, prior to such Extension of Credit, of a certificate executed by a Responsible Officer of the Company dated as of the date of such Extension of Credit stating that, after giving effect to such Extension of Credit, the Company and the Foreign Borrowers would be in compliance with the requirements set forth in Section 6.7, which certificate shall include a detailed listing of any Indebtedness incurred by the Foreign Borrowers since the Closing Date (other than any intercompany Indebtedness or any Extensions of Credit hereunder) including the aggregate amount outstanding with respect to such Indebtedness as of such date; and

3.                                       Section 6.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

No Subsidiary, other than the Foreign Borrowers, will create, incur, assume, or suffer to exist any Indebtedness (other than intercompany Indebtedness) that, when totaled with all other Indebtedness of the Subsidiaries, other than the Foreign Borrowers, is in excess of $50,000,000; provided, that the Japanese Borrower and the Swiss Borrower, collectively, may not incur Indebtedness (other than intercompany Indebtedness) in an aggregate amount in excess of $500,000,000 (including any Extensions of Credit incurred by the Foreign Borrowers hereunder).

B.                                     Effect of Amendment.  Except as modified hereby, all of the terms and provisions of the Credit Agreement (including the Schedules and Exhibits) and the other Credit Documents remain in full force and effect.

C.                                     Representations and Warranties of the Borrowers.  Each of the Borrowers hereby represents and warrants that:

(a)                                  The execution and delivery of this First Amendment does not diminish or reduce its obligations under the Credit Documents (including, without limitation, the obligations under Section 9.19 of the Credit Agreement) in any manner, except as specifically set forth herein.

(b)                                 The representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except to the extent relating specifically to a prior date in which case such representations and warranties shall be true and correct as of such prior date).

(c)                                  No Default or Event of Default exists on and as of the date hereof and after giving effect to the amendments contained herein.

D.                                    Conditions Precedent.   This First Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this First Amendment, which shall have been duly executed on behalf of the Company, the Swiss Borrower and the Japanese Borrower and the Required Lenders under the Credit Agreement.

E.                                      Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

F.                                      Governing Law.  This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date and year first above written.

COMPANY:	IMS HEALTH INCORPORATED,
a Delaware corporation

	By:	/s/ Robert H. Steinfeld
	Name:	Robert H. Steinfeld
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

	By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

SWISS BORROWER:	IMS AG,
a Swiss corporation

	By:	/s/ Guido Lehmann	/s/	Peter Echser
	Name:	Guido Lehmann		Peter Echser
	Title:	Center Leader		Director

JAPANESE BORROWER:	IMS JAPAN K.K.,
a Japanese corporation

	By:	/s/ Tatsuyuki Saeki
	Name:	Tatsuyuki Saeki
	Title:	President & Representative Director

[Signature pages continue]

ADMINISTRATIVE AGENT:	WACHOVIA BANK,
NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Robert Sevin
Name:	Robert Sevin
Title:	Director

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Robert Sevin
	Name:	Robert Sevin
	Title:	Director

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

ABN AMRO BANK N.V.

By:	/s/ Nancy W. Lanzoni
Name:	Nancy W. Lanzoni
Title:	Director

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Director

SUNTRUST BANK

By:	/s/ Mark D. Mattson
Name:	Mark D. Mattson
Title:	Managing Director

FORTIS CAPITAL CORP.

By:	/s/ Svein Engh
Name:	Svein Engh
Title:	Managing Director

By:	/s/ Christina M. Reynolds
Name:	Christina M. Reynolds
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jeff Kalinowski
Name:	Jeff Kalinowski
Title:	Senior Vice President

MIZUHO CORPORATE BANK LIMITED

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Senior Vice President

BNP PARIBAS

By:	/s/ Shayn March
Name:	Shayn March
Title:	Director

By:	/s/ Simone Vinocour
Name:	Simone Vinocour
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Daniel G. Eastman
Name:	Daniel G. Eastman
Title:	Senior Vice President

UBS LOAN FINANCE LLC

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

BANK OF AMERICA, N.A.

By:	/s/ Martin Ollinger
Name:	Martin Ollinger
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Ashish S. Bhagwat
Name:	Ashish S. Bhagwat
Title:	Vice President